Supplement to Prospectus

Dated November 1, 2026

HC Capital Trust

The date of this Supplement is November 9, 2026

The U.S. Equity Portfolio and The International Equity Portfolio (the “Target Portfolios”): On November 5, 2026, the Board of Trustees of HC Capital Trust (i) approved a Plan of Reorganization (the “Plan”) among the Target Portfolios and The Hirtle U.S. Equity ETF and The Hirtle International Developed ETF (each an “Acquiring Fund” and, together, the “Acquiring Funds”) which involves a transfer of substantially all of the assets of each of the Target Portfolios to the corresponding Acquiring Portfolio subject to the approval of the shareholders of each of the Target Portfolios; and (ii) called a meeting of the shareholders, as of record date December 4, 2026, of the Target Portfolios scheduled to be held on February 12, 2027 for the purpose of approving the Plan. Proxy materials relating to the shareholder meeting will be forthcoming.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.